SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/17/2008

Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

DE	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6611 Dumbarton Circle Fremont, CA 94555
(Address of principal executive offices, including zip code)

510.505.2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 17, 2008, Vermillion, Inc. (the “Company”) filed with the Securities and Exchange Commission a post-effective amendment to its Registration Statement on Form S-1 (the “Post-Effective Amendment”).  The Post-Effective Amendment contains certain updated information relating to the Company’s management, related party transactions and executive compensation information for the year ended December 31, 2007.
.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: April 17, 2008	By:	/s/ Gail S. Page
Gail S. Page
President and Chief Executive Officer